UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2015

First Horizon National Corporation

(Exact name of registrant as specified in its charter)

TN (State or other Jurisdiction of Incorporation)	001-15185 (Commission File Number)	62-0803242 (IRS Employer Identification Number)

165 Madison Avenue Memphis, TN	38103 (Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (901) 523-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 30, 2015, First Horizon National Corporation (“First Horizon”) completed the issuance and sale of $500,000,000 aggregate principal amount of 3.500% Senior Notes due 2020 (the “Notes”), pursuant to an Underwriting Agreement, dated October 26, 2015 (the “Underwriting Agreement”), between First Horizon, on the one hand, and Morgan Stanley & Co. LLC, Barclays Capital Inc., Goldman, Sachs & Co. and FTN Financial Securities Corp., as representatives of the underwriters, on the other hand. The sale of the Notes was made pursuant to First Horizon’s Registration Statement on Form S-3 (File No. 333-186171) filed with the Securities and Exchange Commission (the “Registration Statement”).

A copy of the Underwriting Agreement is attached as Exhibit 1.1 and is incorporated by reference herein. The Officers’ Certificate, dated October 30, 2015, setting forth the terms of the Notes and including the form of Note is attached as Exhibit 4.1 and is incorporated by reference herein.

The opinion and consent of Charles T. Tuggle, Jr., Executive Vice President and General Counsel of First Horizon, as to the validity of the Notes is attached as Exhibit 99.1 and is incorporated by reference herein. The opinion and consent of Sullivan & Cromwell LLP as to the validity of the Notes is attached as Exhibit 99.2 and is incorporated by reference herein. The opinion and consent of Sullivan & Cromwell LLP as to tax matters regarding the Notes is attached as Exhibit 99.3 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit #	Description

1.1	Underwriting Agreement, dated October 26, 2015, between First Horizon, on the one hand, and Morgan Stanley & Co. LLC, Barclays Capital Inc., Goldman, Sachs & Co. and FTN Financial Securities Corp., as representatives of the underwriters, on the other hand, relating to the purchase of the Notes.

4.1	Officers’ Certificate, dated October 30, 2015, setting forth the terms of the Notes and including the form of Note.

99.1	Opinion of Charles T. Tuggle, Jr., Executive Vice President and General Counsel of First Horizon, as to the validity of the Notes, to become Exhibit 5.1 to the Registration Statement, including the consent of Charles T. Tuggle, Jr.

99.2	Opinion of Sullivan & Cromwell LLP as to the validity of the Notes, to become Exhibit 5.2 to the Registration Statement, including the consent of Sullivan & Cromwell LLP.

99.3	Opinion of Sullivan & Cromwell LLP on tax matters regarding the Notes, to become Exhibit 8.1 to the Registration Statement, including the consent of Sullivan & Cromwell LLP.

In the Underwriting Agreement filed as Exhibit 1.1, each party makes representations and warranties to other parties. Those representations and warranties are made only to and for the benefit of the respective other parties in the context of a business contract. They are subject to contractual materiality standards. Exceptions to such representations and warranties may be partially or fully waived by such parties in their discretion. No such representation or warranty may be relied upon by any other person for any purpose.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation
(Registrant)

By:	/s/ William C. Losch III
Name:	William C. Losch III
Title:	Executive Vice President and Chief Financial Officer

Date: October 30, 2015

EXHIBIT INDEX

1.1*	Underwriting Agreement, dated October 26, 2015, between First Horizon, on the one hand, and Morgan Stanley & Co. LLC, Barclays Capital Inc., Goldman, Sachs & Co. and FTN Financial Securities Corp., as representatives of the underwriters, on the other hand, relating to the purchase of the Notes.

4.1*	Officers’ Certificate, dated October 30, 2015, setting forth the terms of the Notes and including the form of Note.

99.1*	Opinion of Charles T. Tuggle, Jr., Executive Vice President and General Counsel of First Horizon, as to the validity of the Notes, to become Exhibit 5.1 to the Registration Statement, including the consent of Charles T. Tuggle, Jr.

99.2*	Opinion of Sullivan & Cromwell LLP as to the validity of the Notes, to become Exhibit 5.2 to the Registration Statement, including the consent of Sullivan & Cromwell LLP.

99.3*	Opinion of Sullivan & Cromwell LLP on tax matters regarding the Notes, to become Exhibit 8.1 to the Registration Statement, including the consent of Sullivan & Cromwell LLP.

* Filed herewith

In the Underwriting Agreement filed as Exhibit 1.1, each party makes representations and warranties to other parties. Those representations and warranties are made only to and for the benefit of the respective other parties in the context of a business contract. They are subject to contractual materiality standards. Exceptions to such representations and warranties may be partially or fully waived by such parties in their discretion. No such representation or warranty may be relied upon by any other person for any purpose